SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2005

                                       CW

                                  (Depositor)

    (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2004-HYB4)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 20, 2005


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 20, 2005


                             Payment Date: 01/20/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB4
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A         68,426,397.90    3.756623%     2,780,865.84    214,210.13    2,995,075.96       0.00       0.00
                        2A1       191,527,985.47    4.824119%     6,076,848.19    769,961.42    6,846,809.61       0.00       0.00
                        2A2         3,686,081.72    4.824119%       116,952.93     14,818.41      131,771.34       0.00       0.00
                        3A         85,280,622.95    4.628280%     1,500,735.21    328,918.82    1,829,654.02       0.00       0.00
Residual                AR                  0.00    3.756623%             0.00          0.07            0.07       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           5,456,872.00    4.561554%         4,086.34     20,743.18       24,829.52       0.00       0.00
                        B1          3,897,623.38    4.561554%         2,918.71     14,816.02       17,734.72       0.00       0.00
                        B2          2,338,374.77    4.561554%         1,751.08      8,888.85       10,639.93       0.00       0.00
                        B3          2,143,095.07    4.561554%         1,604.84      8,146.54        9,751.38       0.00       0.00
                        B4            974,405.85    4.561554%           729.68      3,704.00        4,433.68       0.00       0.00
                        B5            779,580.50    4.561554%           583.78      2,963.42        3,547.20       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        364,511,039.60     -           10,487,076.58  1,387,170.86   11,874,247.44     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A         65,645,532.07              0.00
                                2A1       185,451,137.29              0.00
                                2A2         3,569,128.79              0.00
                                3A         83,779,887.74              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           5,452,785.66              0.00
                                B1          3,894,704.68              0.00
                                B2          2,336,623.69              0.00
                                B3          2,141,490.22              0.00
                                B4            973,676.17              0.00
                                B5            778,996.72              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        354,023,963.02     -
--------------------------------------------------------------------------------

                             Payment Date: 01/20/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB4
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A     68,426,397.90     3.756623% 12669FV67    36.515387      2.812781    861.987658
                           2A1   191,527,985.47     4.824119% 12669FV75    29.585866      3.748650    902.891168
                           2A2     3,686,081.72     4.824119% 12669FY72    29.585866      3.748650    902.891168
                           3A     85,280,622.95     4.628280% 12669FV83    16.669835      3.653557    930.608459
Residual                   AR              0.00     3.756623% 12669FW74     0.000000      0.695385      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       5,456,872.00     4.561554% 12669FV91     0.746091      3.787326    995.578905
                           B1      3,897,623.38     4.561554% 12669FW25     0.746091      3.787326    995.578905
                           B2      2,338,374.77     4.561554% 12669FW33     0.746091      3.787326    995.578905
                           B3      2,143,095.07     4.561554% 12669FW41     0.746091      3.787326    995.578905
                           B4        974,405.85     4.561554% 12669FW58     0.746091      3.787326    995.578905
                           B5        779,580.50     4.561554% 12669FW66     0.746091      3.787326    995.578920
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     364,511,039.60       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB4
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        68,790,036.52   197,722,669.94    87,511,260.55
Loan count                    132              472              184
Avg loan rate           3.897435%        5.098166%        5.088558%
Prepay amount        2,674,269.42     6,116,536.52     1,424,867.74

                          Total
                          -----
Prin balance       354,023,967.01
Loan count                    788
Avg loan rate                4.86
Prepay amount       10,215,673.68

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         3,931.06        24,423.28        30,942.60
Sub servicer fees            0.00           526.45             0.00
Trustee fees               536.82         1,529.40           667.61


Agg advances                  N/A              N/A              N/A
Adv this period          4,478.42        11,369.91         4,208.52

                          Total
                          -----
Master serv fees        59,296.95
Sub servicer fees          526.45
Trustee fees             2,733.83


Agg advances                  N/A
Adv this period         20,056.85

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                1,586,593.40     4,361,458.10     1,875,559.71
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                7,823,611.20
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.726117%           100.000000%            348,921,088.04
   -----------------------------------------------------------------------------
   Junior            4.273883%             0.000000%             15,578,277.14
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           8                 3,431,363.86
60 to 89 days                           1                   595,339.20
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 9                 4,026,703.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           11,874,247.44         11,874,247.44
Principal remittance amount           10,487,076.58         10,487,076.58
Interest remittance amount             1,387,170.86          1,387,170.86